Slowing the Progression of Chronic Kidney Disease Tricida Investor Presentation January 2022 Exhibit 99.1

2 Forward Looking Statements Any statements contained in this presentation or made during the accompanying oral presentation that are not statements of historical facts are forward-looking statements as defined under the Federal securities laws. Examples of such statements include our plans, beliefs, intentions, expectations and projections regarding, among other things: the Company’s plans and expectations for the VALOR-CKD trial, including early termination of the trial and event accrual rates for the trial, our plans for interactions and communications with the FDA, our plans and expectations as to the pathway to approval of veverimer by the FDA, if at all, our plans for future clinical development pathways for veverimer, our assessment of the future market potential for veverimer, and our expectations regarding financial runway. Any such forward-looking statements are based on our current expectations and assumptions, but are subject to a number of risks and uncertainties that could cause our actual future results to differ materially from our current expectations or those implied by the forward-looking statements. In addition, this presentation contains industry and market data prepared by third parties or by us. We have not independently verified this third-party data, and our data is based on our estimates and assumptions, which are subject to uncertainty and risk. As a result, you should not place undue reliance on this industry and market data. The risks and uncertainties that could adversely affect our forward-looking statements and the industry and market data include, but are not limited to: the timing of the FDA’s approval of veverimer, if at all; the potential availability of the Accelerated Approval Program and the approvability of veverimer under that program; the Company’s plans and expectations with regard to its interactions with the FDA, including the potential resubmission of an NDA for veverimer; the Company’s plans and expectations for the VALOR-CKD trial and future clinical and product development milestones; the Company’s contractual and financial obligations to its key suppliers and vendors; the Company’s financial projections and cost estimates; risks associated with the COVID-19 pandemic; risks associated with the Company’s business prospects, financial results and business operations; risks related to the Company’s ability to retain its key employees and executives; and risks related to the Company’s capital requirements and ability to raise sufficient funds for its operations. These and other factors that may affect our future results and operations are identified and described in more detail in our filings with the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report filed on Form 10-K and our subsequently filed Quarterly Report(s) on Form 10-Q. You should not place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. Except as required by applicable law, the Company does not intend to update any of the forward-looking statements to conform these statements to actual results, later events or circumstances or to reflect the occurrence of unanticipated events.

3 Tricida Highlights • The Unmet Need – Acid-base balance and retained acid fundamentally impact kidney disease • The In-House Discovered Compound – Veverimer could be the first and only therapy to slow CKD progression through binding and removing retained acid • The Outcomes Trial – VALOR-CKD is a large, randomized, multicenter, double blind, placebo-controlled trial

The Unmet Need There are no FDA-approved therapies to slow CKD progression through the treatment of metabolic acidosis in patients with CKD

Kidney Disease Impacts Acid-Base Balance Which Is Critical to Maintain Normal Physiologic Function

Diseased Kidneys Lose Capacity to Excrete Acid

Acid is generated from dietary sources and daily metabolism




Daily
Metabolism

Diseased kidneys lose capacity to excrete excess acid



Acid-Base Balance Is Impaired When Kidneys Are Unable to Fully Excrete Acid Load

Additional mechanisms are recruited, but may be unable to remove excess acid

Acid Mitigation Mechanisms:

- **Upregulation of hormones** by the kidney
- **Muscle protein catabolism** to release glutamine
- **Bone dissolution** to release carbonate and phosphate

Acid retention

Acid excreted as CO_2 gas

Acid excreted as NH_4^+ and titratable acid

X

Excess acid is NOT excreted

TRICIDA

Kraut. Nat Rev Nephrol. 2010;6(5):274; KDIGO Clinical Practice Guidelines 2012.

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6 Laghmani K et al., J Clin Invest 107:1563-9, 2001. Wesson DE, J Am Soc Nephrol 12:1826-35, 2001. Wesson DE et al., Kidney Int 78:1128-35, 2010. Wesson DE et al., Kidney Int 82:1184-94, 2012. Wesson DE et al., Nephrol Dial Transplant 30:762-70, 2015. Phisitkul S et al., Kidney Int 77:617-23, 2010. Ruiz-Ortega M et al., J Hypertens Suppl 12:S51-58, 1994. Seccia TM et al., J Hypertens 26:2022-9, 2008. Wolf G et al., Nephron Physiol 93:P3-13, 2003. Greene EL et al., J Clin Invest 98:1063-8, 1996. Remuzzi G et al., Kidney Blood Press Res 19:182-3, 1996. Halperin ML et al., Am J Kidney Dis 14:267-71, 1989. Nath KA et al., J Clin Invest 76:667-75, 1985. Nath KA et al., Am J Kidney Dis 17:654-7, 1991. Chen W et al., BMC Nephrol 15:55, 2014. Increased Acid Excretion Augmented Ammoniagenesis and Enhanced Proton Secretion Persistent Acid Retention Sustained Expression of ET-1, Aldosterone and Angiotensin II Endothelin 1 (ET-1), Aldosterone and Angiotensin II Activation of Vicious Cycle Inflammation, Fibrosis, Tubular Atrophy and Proteinuria Further Diminishing Kidney Function Retained Acid The Chronic Response to Retained Acid Promotes Kidney Injury

7 Retained Acid Results in Muscle Wasting and Bone Demineralization Kraut 2017; Raphael 2018; Wang 2014; Rajan 2008; Stitt 2004; Amodu 2016; Kestenbaum 2020. Figure adapted from Kraut 2017. Bone DemineralizationMuscle Wasting Acid Retention Systemic pHMuscle pH Pro-Inflammatory Cytokines Insulin / IGF-1 Signaling Ubiquitin-Proteasome Pathway Activation Caspase-3 Proteolysis Muscle Protein Degradation Muscle WastingMuscle asting

8 Persistent Acid Retention Can Potentially Result in Serious Health Consequences Acid Buffering Leads to Increased Protein Catabolism Muscle Wasting, Reduced Physical Functioning Acid Buffering Leads to Loss of Bone Density Increased Risk of Fractures, Renal Osteodystrophy Reduced Renal Acid Secretion Leads to Acid Buildup Increased Risk of CKD Progression and Mortality

9 Despite the High Unmet Need, There Are No FDA-Approved Therapies to Slow CKD Progression Through the Treatment of Chronic Metabolic Acidosis * Represents patients with Stages 1-5 CKD and metabolic acidosis. Data on file: 2019 US Census data, USRDS 2020 Annual Report, KDIGO 2012, Inker 2011. ** Baseline sodium bicarbonate use in the Tricida TRCA-301 clinical trial, Wesson 2019. Harmful Needs to Be Treated The Majority of Patients with Metabolic Acidosis and CKD are NOT Treated for Their Acidosis No FDA-Approved Treatments ~4,300,000 Patients 0% 10% 20% 30% 40% 50% 60% 70% 80% 90% 100% Dobre 2013 Tangri TRCA-301** Tangri 2019 % o f P at ie nt s R ec ei vi ng O ra l A lk al i T he ra py 8.8% 15.3% 8.7%2.7% (Data on File) OTC Oral Alkali Treatment Rates with CKD are afflicted with metabolic acidosis*

Prevalence of Metabolic Acidosis in Patients with CKD and Estimated Number of Patients Treated by Physician Type

Increased awareness drives higher metabolic acidosis diagnosis and treatment

Expansion to non-nephrologist-treated patients provides additional opportunity for veverimer

Focus on nephrologist-treated patients provides initial opportunity for veverimer


~4,300,000*
Patients with Metabolic Acidosis and CKD
~1,600,000
Diagnosed Patients*
~700,000
Nephrologist-Treated Patients

Expanded Market Opportunity

Outcome data related to slowing CKD progression could expand the market opportunity for veverimer

Focused Market Opportunity

High-prescribing nephrologists believe there is a link between metabolic acidosis and kidney, bone and muscle health

*Represents patients with Stages 1-5 CKD and metabolic acidosis. Source: Data on file. 2019 US Census data, USRDS 2020 AR, KDIGO 2012, Inker 2011, CMS 2020, USRDS 2018 AR.
Note: The market potential is based on the target product profile and could change based on actual label approved by FDA

TRICIDA 10

Veverimer has the potential to be the first and only FDA-approved therapy to treat metabolic acidosis and slow CKD progression

Veverimer: Designed to Bind and Remove Hydrochloric Acid (HCl) with High Capacity and Selectivity

High Binding Capacity



Oral Ingestion
Acid Binding in GI Tract
veverimer
NH₂
Non-absorbed polymer
H⁺
NH₃⁺
Binds protons (H⁺) and then selectively binds chloride (Cl⁻) in the GI tract
Cl⁻
Excreted, resulting in removal of HCl*
Excretion in Feces

High Binding Selectivity



GI Anions
Ranked by Size
Bile Acids
Fatty Acids
Citrate
Phosphate
Chloride
veverimer

The high degree of crosslinking in veverimer provides a ***size exclusion mechanism*** that leads to high selectivity for binding chloride (the smallest anion) over larger anions

TRICIDA

GI: Gastrointestinal. HCl: Hydrochloric acid. *Veverimer's maximum theoretical HCl binding capacity is approximately 10 mEq/gram.

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Veverimer Was Designed to Bind and Remove Acid in Patients with CKD

Acid-Base Balance Is Impaired When Kidneys Are Unable to Fully Excrete Acid Load

Additional mechanisms are recruited, but may be unable to remove excess acid



Acid Mitigation Mechanisms:
• Upregulation of hormones by the kidney
• Muscle protein catabolism to release glutamine
• Bone dissolution to release carbonate and phosphate
Acid retention
X
Acid excreted as CO_2 gas
Acid excreted as NH_4^+ and titratable acid
Excess acid is NOT excreted

Veverimer Binds and Removes Acid



Smaller acid load is quantitatively titrated by bicarbonate derived from:
• Net acid excretion from kidney
• Organic acid metabolism
• Base absorption from GI tract
HCl bound to veverimer eliminated via GI tract
H^+ excreted as CO_2 gas
H^+ excreted as NH_4^+ and titratable acid
H^+ excreted as HCl

TRICIDA

Wesson DE, CJASN, 2021. Alpern RJ and Sakhaee K, AJKD, 1997. Klaerner G et al, J Pharmacol Exp Ther. 2020. Wesson DE et al, Lancet, 2019

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14 Veverimer Clinical Development Program * Bushinsky 2018. **Wesson 2019. ***Wesson 2019. Completed Clinical Trials TRCA-101* 2-week, randomized, double-blind, placebo-controlled Phase 1/2 trial • 3 doses and 2 dosing regimens of veverimer or placebo • Blood bicarbonate endpoint • 135 subjects TRCA-301** 12-week, randomized, double-blind, placebo-controlled Phase 3 trial • 3, 6 or 9 g veverimer or equivalent number of packets of placebo • Blood bicarbonate endpoint • 217 subjects TRCA-301E*** 40-week, blinded Phase 3 extension trial • 3, 6 or 9 g veverimer or equivalent number of packets of placebo • 196 subjects Randomized, multicenter, double-blind, placebo-controlled, time-to-event, Phase 3 trial • 3, 6 or 9 g veverimer or equivalent number of packets of placebo • Primary endpoint: Progression of renal disease, defined by time to first occurrence of any event in the composite renal endpoint consisting of renal death, ESRD or ≥ 40% reduction in eGFR (DD40) • Initiated in 4Q 2018 • Randomized 1,480 subjects Renal Outcomes Trial (Ongoing)

15 TRCA-301 Veverimer-Treated Subjects Experienced a Mean Increase from Baseline in Serum Bicarbonate of 4.5 mEq/L Tricida’s TRCA-301/301E Clinical Trials Have Advanced the Understanding of Metabolic Acidosis Veverimer is not yet approved by the FDA. BL: Baseline. W: Week. Error bars: Standard error of the mean. DD50: Death, dialysis or ≥50% reduction in eGFR. Wesson DE et al., Lancet 2019; 393:1417-27. Wesson DE et al., Lancet 2019; 394: 396-406. 17.3 18.1 18.4 18.6 18.6 19.0 18.5 18.9 17.3 20.2 20.8 21.6 21.6 22.0 21.7 21.7 17 18 19 20 21 22 BL Week 1 Week 2 Week 4 Week 6 Week 8 Week 10 Week 12Placebo Veverimer 4.5 mEq/L (P< 0.0001) TRCA-301 / TRCA-301E Prespecified Time-to-Event Analyses (52 Weeks) 4% DD50 incidence rate 12% DD50 incidence rate 65% Reduction in the Annualized Event Rate for Veverimer-Treated Subjects Time since randomisation (weeks) TRCA-301 / TRCA-301E Repeated Chair Stand Test 00 0 0 12 40 52 -1.4 -4.3 Im proved physical function 11.4 -0.7 Im proved physical function TRCA-301 / TRCA-301E KDQOL Physical Function Domain Data from clinical studies of veverimer have shown that binding and removing retained acid impacts serum bicarbonate and physical function related parameters. As a non-absorbed compound limited to the GI tract, veverimer has shown an excellent safety profile.

16 Summary of Past FDA Interactions and Our Goals for Potential Resubmission of the Veverimer NDA • Submitted NDA for review through the Accelerated Approval Program • Received CRL August 2020 • Held End-of-Review Type A meeting with FDA Division of Cardiology and Nephrology October 2020 • Submitted FDRR to the OND December 2020 • Received ADL from the OND February 2021 * For a more complete description of Tricida’s interactions with the FDA, please review its SEC filings as well as the associated risk factors contained therein. ADL = Appeal Denied Letter. CRL = Complete Response Letter. FDRR = Formal Dispute Resolution Request. NDA = New Drug Application. OND = Office of New Drugs. 1. Generate outcome data showing the impact of veverimer on CKD progression 2. Show that the data are applicable to the US population Key Goals to Address the FDA Issues in the CRL and ADL August 2019

The VALOR-CKD trial is designed to evaluate whether veverimer slows CKD progression in patients with metabolic acidosis and CKD

2022 Focus: Execution and Completion of the VALOR-CKD Renal Outcomes Trial

VALOR-CKD Renal Outcomes Trial

- Time-to-event, multicenter, randomized, double-blind, placebo-controlled trial
- Primary endpoint: DD40, defined as time to first occurrence of renal death, ESRD or a confirmed ≥ 40% reduction in eGFR



Screening
Subjects with serum bicarbonate of 12 – 20 mEq/L, eGFR of 20 – 40 ml/min/1.73m2
Treatment
Veverimer QD (n~740)
Placebo QD (n~740)
End of study: TBD per financial runway

TRICIDA
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Tricida Will Gain Significant Information from the VALOR-CKD Trial

	Category	Clinical Endpoint
Clinical Outcomes	Slowing of CKD Progression	DD40 DD50 ESRD or renal death eGFR slope
	Physical Functioning	KDQOL physical function domain Repeated chair stand test
	Mortality	All-cause mortality Cardiovascular mortality
	Hospitalization/CV Outcomes	All-cause hospitalization Hospitalization due to heart failure or fluid overload Worsening hypertension
Laboratory Outcomes	Bone Density and Muscle Mass (DXA Sub-study)	
	Serum Bicarbonate	

TRICIDA

DD40 = renal death, end stage renal disease (ESRD), or ≥ 40% reduction in estimated glomerular filtration (eGFR). DD50 = death, ESRD, or ≥ 50% reduction in eGFR. KDQOL = kidney disease quality of life. CV = Cardiovascular. DXA = dual x-ray absorptometry.

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20 Making Good Progress in Conducting our VALOR-CKD Renal Outcomes Trial As of January 6, 2022, the VALOR-CKD trial has randomized over 1,480 subjects with an average treatment duration of ~21 months and has accrued 183 subjects with positively adjudicated primary endpoint events (renal death, ESRD, and/or ≥ 40% reduction in eGFR)

21 VALOR-CKD Primary Endpoint Events Continue to Accrue on Track 183 Subjects with Primary Endpoint Events as of January 6, 2022 24 Additional Events Since the November 5, 2021, Third Quarter Financial Results Call Source: Inker et al. JASN 30:1735-1745, 2019, Data on event rates among 2197 control group patients in 29 CKD trials. Required baseline eGFR of 20 to 40 mL/min/1.73m2 183 Subjects with Primary Endpoint Events

22 VALOR-CKD Outlook for 2022 * Refer to page 25 for powering assumptions. • Based on its financial runway, Tricida plans to stop the VALOR-CKD trial for administrative reasons in 2022 – Plan to stop prior to reaching the protocol specified 511 subjects with primary endpoint events – Now anticipate approximately 240 – 255 subjects with primary endpoint events in the final analysis • Given the results from prior studies, we believe the VALOR-CKD trial has a good chance to meet its primary endpoint*

23 Multiple Studies Have Provided Solid Evidence that Treating Acid Retention Can Slow CKD Progression

24 Key Findings from a Review of Studies Designed to Slow CKD Progression Through the Treatment of Metabolic Acidosis Author Lower Risk of CKD Progression Hazard Ratio de Brito-Ashurst, 2009 80% 0.20 Garneata, 2016 69% 0.31 Dubey, 2020 51% 0.49 Goraya and Wesson 2019. Limitations of these studies include single site, open label designs using small patient populations.

25 Powering Assumptions and Observed Hazard Ratios for Stopping the VALOR-CKD Trial for Administrative Reasons True Hazard Ratio Administrative Stop at: 200 Events* 250 Events* 0.76 47% Power 56% Power 0.70 69% Power 78% Power 0.60 94% Power 97% Power 0.50 >99% Power >99% Power Observed hazard ratio needed for significance 0.75 Hazard Ratio 0.78 Hazard Ratio The examples provided are for illustrative purposes * Power calculations performed 17 Dec 2021 to incorporate current study and drug discontinuation rates.

Positive VALOR-CKD data has the potential to support an NDA re-submission and enable an expanded veverimer development program

27 If positive, VALOR-CKD trial results could lead to a possible resubmission of the veverimer NDA with an anticipated 6-month review 4Q Tricida plans to initiate an administrative stop of the VALOR-CKD trial 3Q1Q Tricida Future Milestones 2Q 2022 Milestones 2023 Potential Milestones Anticipate reporting topline results of the VALOR-CKD trial 4Q3Q1Q 2Q Potential PDUFA goal date

28 Positive VALOR-CKD Data Has the Potential to Support an Expanded Veverimer Development Program By the time a patient exhibits overt metabolic acidosis (i.e., serum bicarbonate levels < 22 mEq/L), damage from retained acid has already occurred. Treatment of retained acid with veverimer prior to overt metabolic acidosis could potentially slow the decline of kidney function and prevent bone loss and muscle wasting. Low Serum Bicarbonate Is a Lagging Indicator of Acid Retention

29 VALOR-CKD Ongoing trial Study inclusion: eGFR 20 to 40 and SBC 12 to 20 mEq/L VICTORY-CKD Future trial Study inclusion: eGFR 20 to 60 and SBC 12 to 24 mEq/L TRIUMPH-CKD Future trial Study inclusion: eGFR <90 and SBC <27 mEq/L SBC = serum bicarbonate. Source: Data on file. 2019 US Census data, USRDS 2020 AR, KDIGO 2012, Inker 2011, Shah 2009, CMS 2020, USRDS 2018 AR. There is a Significant Opportunity Based on the Need for Removal of Retained Acid in Patients with CKD Clinical Development Strategy The potential US market opportunity could increase significantly from the initial 4.3 million patients assuming success in future VICTORY-CKD and TRIUMPH-CKD trials Serum Bicarbonate Level Patients with CKD 12 to 22 mEq/L 4.3 million ≥ 22 and < 25 mEq/L 5.3 million ≥ 25 and < 27 mEq/L 5.7 million

30 • Several pending patent applications United States • Three issued EPO patents providing patent protection until 2034 and two issued patents providing protection until 2035 • Several pending EPO patent applications Europe Rest of World • Issued patents provide protection in numerous countries/regions outside the US and Europe* • Corresponding pending patent applications in other commercially significant countries Robust Patent Portfolio for Veverimer Provides Protection Until 2038 in the United States Patent term does not include any extension related to Hatch-Waxman in the United States, or a Supplementary Protection Certificate in Europe. Veverimer is an in-house discovered, new chemical entity. * Patents expected to provide protection for veverimer until at least 2035 in Australia, China, Hong Kong, Israel, Japan, Mexico and Russia and until at least 2034 in South Korea and certain other markets. Orange Book eligible patents provide patent protection until 2038

31 Financial Position • ~ $150.6 million cash, cash equivalents and investments as of December 31, 2021* • Debt includes $200 million of 3.50% Convertible Senior Notes due 2027 • ~ 55.4 million total shares outstanding as of December 31, 2021** * Unaudited. Anticipate reporting full Q4 2021 financial results in March 2022. ** Does not include 2.3 million pre-funded warrants which are exercisable at any time for $0.001 per warrant.

32 Tricida Highlights • The Unmet Need – Acid-base balance and retained acid fundamentally impact kidney disease – Significant opportunity to treat up to 4.3 million patients with metabolic acidosis and CKD in the US – Future opportunities based on the need for removal of retained acid in patients with CKD and normal serum bicarbonate could significantly increase the addressable patient population • The In-House Discovered Compound – Veverimer could be the first and only therapy to slow CKD progression through binding and removing retained acid – Veverimer clinical studies have shown that binding and removing retained acid impacts serum bicarbonate and physical function related parameters. As a non-absorbed compound limited to the GI tract, veverimer has shown an excellent safety profile • The Outcomes Trial – VALOR-CKD is a large, randomized, multicenter, double blind, placebo-controlled trial – Based on literature data and underlying pathophysiology, we believe that there is good chance to observe a hazard ratio of 0.78 or less at the time of the administrative stop in the second half of 2022

THANK YOU Tricida Investor Presentation January 2022